Exhibit 10(g)

Information regarding Submission of Matters to a Vote of Security Holders on pages 32 and 33 of Tim Hortons Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2008 (file no. 001-32843)

ITEM 4.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meeting of Stockholders of Tim Hortons Inc. was held on May 2, 2008 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to our proxy statement under Regulation 14(a) of the Securities Exchange Act of 1934, as amended, filed with the SEC on March 20, 2008 (the “Proxy Statement”). The following matters were submitted to a vote of our security holders, which were acted upon by proxy or in person at the Annual Meeting. Pursuant to “notice and access” rules recently adopted by the SEC, we provided access to our Proxy Statement over the Internet and sent a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders of record and beneficial owners. Instructions regarding accessing the Proxy Statement over the Internet or requesting a printed copy of the Proxy Statement were included in the Notice.

Election of Directors

The first matter before the shareholders was the election of four directors of Tim Hortons Inc., each with a three-year term (expiring in 2011). There was no solicitation in opposition to the four nominees recommended by our Board of Directors and described in the Proxy Statement. The following table sets forth the name of each director elected at the meeting and the number of votes for, or withheld from, each nominee:

Name of Director	For	Withheld
M. Shan Atkins	126,651,513	4,007,646
Moya M. Greene	128,867,612	1,791,547
The Honourable Frank Iacobucci	118,531,069	12,128,090
Wayne C. Sales	127,430,762	3,228,397

Each of the nominees recommended by our Board of Directors was elected.

The following directors did not stand for re-election at the Annual Meeting because their terms extended beyond the date of the Annual Meeting. The year in which each director’s term expires is indicated in parentheses following the director’s name: Donald B. Schroeder (2009), David H. Lees (2009), Paul D. House (2009), Michael J. Endres (2010), John A. Lederer (2010) and Craig S. Miller (2010).

Ratification of Appointment of Independent Registered Public Accounting Firm

The second matter was the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 28, 2008. The following table sets forth the number of votes cast for, against, and abstentions for this matter:

	For	Against	Abstain
Ratification of PricewaterhouseCoopers LLP	127,751,195	2,828,584	79,380

The matter, having received the affirmative vote of greater than a majority of the votes cast at the Annual Meeting, was adopted and approved.